UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  AUGUST  9,  2007


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



              DELAWARE                0-3936          11-1826363
     (State or other jurisdiction   (Commission     (IRS Employer
           of incorporation)        File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                     11788
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 9, 2007, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its second quarter and six months ended June 30, 2007. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:



                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or          Investor Relations Counsel
-------
Mitchell Binder              Linda Latman, 212-836-9609
Executive Vice President     Lena Cati, 212-836-9611
631-435-8300                 The Equity Group Inc.

          ORBIT INTERNATIONAL CORP. REPORTS 2007 SECOND QUARTER RESULTS
          -------------------------------------------------------------

Hauppauge, New York, August 9, 2007 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the second quarter and six months ended June 30, 2007.

SECOND  QUARTER2007VS.SECOND  QUARTER2006
-----------------------------------------
-     Net  sales  slightly  increased  to  $6,154,000  from  $6,110,000;
-     Gross margin was 44.1% compared to 44.0%;
-     Net income was $502,000, down 14.8% compared to $589,000;
-     Diluted earnings per share were $.11 compared to $.13;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) decreased by 14.3% to $781,000 ($.17 per diluted share) compared to $911,000 ($.20 per diluted share);
- Backlog at June 30, 2007 increased by 55.2% to approximately $16.9 million compared to $10.9 million, a year ago; backlog at July 31, 2007 increased by 76.1% to approximately $17.9 million compared to $10.1 million at July 31, 2006.

FIRST  HALF  2007VS.  FIRST  HALF  2006
---------------------------------------
-     Net  sales  slightly  decreased  by  2.9% to $12,374,000 from $12,739,000;
-     Gross margin was 44.1% compared to 43.8%;
-     Net income was $1,050,000, down 18% compared to $1,281,000;
-     Diluted earnings per share were $.23 compared to $.27;
- EBITDA decreased by 15.8% to $1,623,000 ($.35 per diluted share) compared to $1,927,000 ($.41 per diluted share).

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"). Total share based compensation expense recorded in the second quarter and six months ended June 30, 2007 was $38,000 and $88,000, respectively, compared to $55,000 and $106,000 reported in the second quarter and six months ended June 30, 2006, respectively. Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital."


                                     (more)

Orbit  International  News  Release     Page  2
August  9,  2007

Dennis Sunshine, President and Chief Executive Officer noted, "The first half of 2007 was especially notable for the growing number and size of new orders, which further increased in July to $17.9 million, up 76.1% from $10.1 million at July 31, 2006. As we have reported, just about every order in our backlog has a strong likelihood of follow-on potential, some quite significant in anticipated future requirements."

Sunshine continued, "We have received an exceptionally large amount of prototype awards as we continue to work with prime defense contractors, U.S. procurement agencies, as well as foreign defense agencies on new program opportunities. In our experience, prototype orders evolve in new production awards with follow-on opportunities as these programs are tested, qualified and certified for field service."

Mitchell Binder, Chief Financial Officer, noted, "At June 30, 2007, total current assets were $21,716,000 versus total current liabilities of $3,913,000 for a 5.5 to 1 current ratio. With approximately $22 million and $7 million in federal and state net operating loss carryforwards, respectively, we should continue to shield profits from federal and New York State taxes and enhance future cash flow. Additionally, we have more than $7.1 million in cash, cash equivalents and marketable securities."

Mr. Binder also pointed out, "Our customer delivery schedules are highly weighted toward the second half of 2007, therefore the higher mid-year inventory levels support our increasing backlog and should translate into stronger second half revenue and profitability as compared to the first half. However, some of our production deliveries, initially anticipated to be on accelerated basis have slipped into the first quarter of 2008, at the direction of the customer. In addition, we incurred certain one-time selling, general and administrative costs in the second quarter (including the retainer paid to Cove Partners LLC in connection with the expanded role the firm is playing in the pursuit of alternative strategies). Furthermore, we expect costs to be incurred in the second half of 2007 in connection with the implementation of internal control over financial reporting as required by Section 404 of Sarbanes-Oxley. For these reasons, we are our lowering our full year guidance for 2007: net sales to be in the range of $25.6 million and $25.9 million, EBITDA between $3,500,000 and $3,800,000, net income between $2,500,000 and $2,700,000 and earnings per diluted share between $.54 and $.58."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, August 9, 2007, at 11:00 a.m. EDT. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.


                                     (more)

Orbit  International  News  Release     Page  3
August  9,  2007


Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company (including, but not limited to, statements regarding any acquisition proposal and whether such proposal or a strategic alternative thereto may be considered or consummated; statements regarding our expectations of Orbit's operating plans and strategies generally; statements regarding our expectations of the performance of our business; expectations regarding costs and revenues, future operating results including all guidance amounts) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Orbit believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Orbit International's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Orbit International and the statements contained in this news release can be found in Orbit's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, annual reports on Form 10-KSB and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006. For forward-looking statements in this news release, Orbit claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Orbit assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

                            (See Accompanying Tables)

Orbit International News Release
Page 4
August  9,  2007

                                  ORBIT INTERNATIONAL CORP.
                              CONSOLIDATED STATEMENTS OF INCOME
                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                        (UNAUDITED)


                                                   THREE MONTHS ENDED      SIX MONTHS ENDED
                                                         JUNE 30,              JUNE 30,
                                                     2007        2006      2007      2006
                                                  -------      ------     -----     -----
Net sales                                       $   6,154   $   6,110   $12,374   $12,739

Cost of sales                                       3,438       3,423     6,913     7,155
                                                   ------       -----    ------    ------
Gross profit                                        2,716       2,687     5,461     5,584

Selling general and administrative
   expenses                                         2,238       2,055     4,459     4,201

Interest expense                                       87         112       182       228

Investment and other income                          (126)        (84)     (255)     (151)
                                                   ------       -----     -----    ------
Income before income tax provision                    517         604     1,075     1,306

Income tax provision                                   15          15        25        25
                                                   ------       -----     -----    ------
Net income                                            502         589     1,050     1,281


Basic earnings per share                        $    0.12   $    0.14   $  0.24   $  0.29

Diluted earnings per share                      $    0.11   $    0.13   $  0.23   $  0.27

Weighted average number of shares outstanding:
 Basic                                              4,312       4,349     4,309     4,348
 Diluted                                            4,652       4,627     4,645     4,667



Orbit International News Release                                        Page 5
August  9,  2007

                                   ORBIT INTERNATIONAL CORP.
                                CONSOLIDATED STATEMENTS OF INCOME
                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                           (UNAUDITED)

                                              THREE MONTHS ENDED              SIX MONTHS ENDED
                                                  JUNE 30,                       JUNE 30,
                                              2007        2006                2007       2006
                                              ----       -----              ------     ------
EBITDA Reconciliation
----------------------------------------
Net income                                     502         589               1,050      1,281
Interest expense                                87         112                 182        228
Tax expense                                     15          15                  25         25
Depreciation and amortization                  139         140                 278        287
Stock based compensation                        38          55                  88        106
                                             -----       -----              ------      -----
EBITDA (1)                                $    781    $    911              $1,623     $1,927

EBITDA Per Diluted Share Reconciliation
----------------------------------------
Net income                                $   0.11    $   0.13              $ 0.23     $ 0.27
Interest expense                              0.02        0.03                0.04       0.05
Tax expense                                   0.00        0.00                0.00       0.01
Depreciation and amortization                 0.03        0.03                0.06       0.06
Stock based compensation                      0.01        0.01                0.02       0.02
                                             -----        -----               -----      -----
EBITDA per diluted share (1)              $   0.17    $   0.20              $ 0.35     $ 0.41





(1)  The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America.  Management uses adjusted EBITDA to evaluate the  operating  performance  of  its  business.  It  is  also used, at times, by some investors, securities  analysts  and  others  to  evaluate  companies and make informed business decisions.
EBITDA  is  also  a  useful  indicator of the income generated to service debt.  EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest,  depreciation  and amortization, stock based compensation and income taxes.  EBITDA as presented  herein may not be comparable to similarly named measures reported by other companies.


Orbit  International  News  Release     Page  6
August  9,  2007

ORBIT INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS


                                                           JUNE 30, 2007      DECEMBER 31, 2006
                                                           -----------------  -------------------
ASSETS                                                           (UNAUDITED)            (AUDITED)
Current assets
Cash and cash equivalents                                  $      2,500,000   $         3,935,000
Investments in marketable securities                              4,610,000             4,062,000
Accounts receivable, less allowance for doubtful accounts         3,559,000             3,712,000
Inventories                                                      10,173,000             8,992,000
Deferred tax asset                                                  722,000               717,000
Other current assets                                                152,000               145,000
                                                           -----------------  -------------------

Total current assets                                             21,716,000            21,563,000

Property and equipment, net                                         418,000               414,000
Goodwill                                                          6,135,000             6,135,000
Intangible assets, net                                              986,000             1,204,000
Deferred tax asset                                                1,363,000             1,333,000
Other assets                                                        575,000               566,000
                                                           -----------------  -------------------


Total assets                                               $     31,193,000   $        31,215,000
                                                           =================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long term obligations                   $      1,104,000   $         1,124,000
Accounts payable                                                  1,355,000             1,028,000
Accrued expenses                                                  1,231,000             1,353,000
Customer advances                                                   138,000               797,000
Deferred income                                                      85,000                85,000
                                                           -----------------  -------------------

Total current liabilities                                         3,913,000             4,387,000

Deferred income                                                     385,000               427,000
Long-term obligations, net of current maturities                  3,463,000             4,105,000
                                                           -----------------  -------------------

Total liabilities                                                 7,761,000             8,919,000

Stockholders' Equity
Common stock                                                        460,000               459,000
Additional paid-in capital                                       19,655,000            19,536,000
Accumulated other comprehensive (loss) gain, net of tax             (29,000)                5,000
Retained earnings                                                 3,346,000             2,296,000
                                                           -----------------  -------------------

Stockholders' equity                                             23,432,000            22,296,000
                                                           -----------------  -------------------

Total liabilities and stockholders' equity                 $     31,193,000   $        31,215,000
                                                           =================  ===================




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     August 9, 2007


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President